SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 10, 2007

J.P. MORGAN ACCEPTANCE CORPORATION I

J.P. MORGAN MORTGAGE ACQUISITION TRUST 2006-CH2

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of registrant as specified in its charter)
Delaware	333-130192-28	___13-3475488___
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated December 29, 2006, in connection with the issuance of J.P. Morgan Mortgage Acquisition Trust 2006-CH2, Asset-Backed Pass-Through Certificates, Series 2006-CH2, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement, dated as of November 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, The Bank of New York, as securities administrator, J.P. Morgan Chase Bank, National Association, as servicer, Pentalpha Surveillance LLC as Trust Oversight Manager and U.S. Bank National Association, as the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Thomas Roh

    Name: Thomas Roh

    Title:  Vice President

Dated: January 10, 2007

Exhibit Index

Exhibit

Page

99.1

The Pooling and Servicing Agreement, dated as of November 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, The Bank of New York, as securities administrator, J.P. Morgan Chase Bank, National Association, as servicer, Pentalpha Surveillance LLC as Trust Oversight Manager and U.S. Bank National Association, as the Trustee.

EXHIBIT 99.1